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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 20, 1997
                                                    ------------

     INDEPRO PROPERTY FUND I, L.P.
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     (Exact name of registrant as specified in its charter)



     DELAWARE                            2-80756                51-0265801
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     (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)              File Number)          Identification No.)


     600 Dresher Road,  Horsham,  PA                               19044
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        (Address of principal executive offices)                 (Zip Code)



     (215)  956-0400
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     (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)

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              Item 4. Changes in Registrant's Certifying Accountant


Effective May 20, 1997, the Board of Directors of Indepro Property Fund I, Corp., the General Partner for the Registrant, approved the engagement of Ernst & Young LLP as their independent auditors to replace the firm of Coopers & Lybrand L.L.P.

The reports of Coopers & Lybrand L.L.P. on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Registrant's financial statements for each of the years ended December 31, 1996 and 1995, and in the subsequent interim period prior to dismissal, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused Coopers & Lybrand L.L.P. to make reference to the matter in connection with its report.

The Registrant has requested Coopers & Lybrand L.L.P. to furnish a letter addressed to the Commission stating whether it agrees with the statements above. A copy of that letter is attached as an exhibit to this report.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INDEPRO PROPERTY FUND I, L.P.


                                       By:  Indepro Property Fund I Corp.,
                                                General Partner

                                       By: /s/ Ronald M. Pappas
                                       -------------------------
                                               Ronald M. Pappas
                                               President



Date:  May 27, 1997                    By: /s/ Ann M. Strootman
                                       ------------------------
                                               Ann M. Strootman
                                               Controller



                                       By: /s/ Wayne L. Harris
                                       ------------------------
                                               Wayne L. Harris
                                               Vice President